UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	November 30, 2012
The First Bancshares, Inc.
(Exact name of registrant as specified in its charter)
Mississippi	33-94288	64-0862173
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6480 U.S. Hwy 98 West, Hattiesburg, MS		39402
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code	(601) 268-8998
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 7.01. Regulation FD Disclosure

The Company is making available an updated investor presentation reflecting results for the 3rd quarter of 2012 for investor review. Investors may access the presentation by going to our website www.thefirstbank.com and clicking the link Presentation for Investors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The First Bancshares, Inc.
(Registrant)

Date: November 30, 2012

/s/ Dee Dee Lowery
Name: Dee Dee Lowery
Title: EVP and CFO